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                         CORPORATE GUARANTY

The undersigned party, Fingerhut Companies, Inc. a Minnesota Corporation agrees to personally comply with all of the above and foregoing lease including the payment of all sums due thereunder.

Fingerhut Companies, Inc., a Minnesota Corporation hereby affixes its signature in an individual capacity and as personal guarantor of all said obligations.

Fingerhut Companies, Inc.

By: /s/ Robert W. Oberrender
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Title: Vice President, Treasurer Date 10/31/95
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